UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-12


                           PROFILE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                  NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Profile Technologies, Inc. (the "Company") will be held at 10:00 a.m., local time, on Monday, November 17, 2008, at the offices of McGuireWoods LLP, located at 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve for a term of one year (until the next Annual Meeting of the Stockholders) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 35,000,000 to 40,000,000.

     3. To approve the adoption of the Company's 2008 Stock Ownership Incentive Plan authorizing the issuance of stock options committing up to 3,500,000 shares of the Company's common stock.

     4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors (the "Board") has fixed September 25, 2008 as the record date (the "Record Date") for determining the Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only Stockholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy card as promptly as possible and return the proxy card to the Company in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.


                                           By Order of the Board of Directors


                                           /s/ Henry E. Gemino
                                           -------------------
                                           Henry E. Gemino
                                           Chief Executive Officer


October 20, 2008

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                           DEFINITIVE PROXY STATEMENT
                       2008 ANNUAL MEETING OF STOCKHOLDERS
                                November 17, 2008
--------------------------------------------------------------------------------

INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, at 10:00 a.m. local time on Monday, November 17, 2008, and at any and all adjournments of the Annual Meeting.

     The Definitive Proxy Statement and the enclosed proxy card will be mailed to our Stockholders of the Company (the "Stockholders") on or about October 20, 2008.

     The Company anticipates that the Stockholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect four persons as directors each to serve a term of one year (until the next annual meeting of Stockholders) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 35,000,000 to 40,000,000.

     3. To approve the adoption of the Company's 2008 Stock Ownership Incentive Plan authorizing the issuance of stock options committing up to 3,500,000 shares of the Company's common stock.

     4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.


VOTING OF PROXIES

     Shares are represented by proxies set forth in properly signed and returned proxy cards in substantially the form of Appendix C to this Proxy Statement. Unless subsequently revoked, proxies will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. If a proxy card is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy card, you may revoke your proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving the Company written notice of revocation of the proxy, or by submitting a signed proxy card bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy card must be received by the Company before the vote of Stockholders at the Annual Meeting. Unless you vote at the Annual Meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

VOTING PROCEDURES

     The Company's state of incorporation is Delaware. Under Delaware law and the Company's bylaws, the holders of a majority of the outstanding shares of the common stock (the "Common Stock") of the Company entitled to vote constitute a quorum at any meeting of Stockholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of Common Stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Therefore, Proposal 1 will be adopted if a plurality of the shares present at the Annual Meeting in person or by proxy vote to elect the directors nominated for election at the Annual Meeting. Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company's Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes. Abstentions and broker non-votes have no effect and will be disregarded. Proposal 3 will be adopted if a majority of the shares of common stock present at the Annual Meeting vote "For" Proposal 3 and a quorum is present. Abstentions and broker non-votes have no effect and will be disregarded.

     Under the General Corporation Law of the State of Delaware, the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of the Company is required to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock. Therefore, to be approved, Proposal 2 must receive "For" votes from a majority of the shares of common stock on the record date of the Annual Meeting. If Stockholders select "Abstain" on their proxy cards for Proposal 2, or if Stockholders attend the Annual Meeting and abstain from voting, it will have the same effect as an "Against" vote for Proposal 2.

     All of the officers and directors have informed the Company that they intend to vote in favor of the proposals to be considered for the vote of the Stockholders at the Annual Meeting.

VOTING SECURITIES

     The Board has fixed the close of business on September 25, 2008 as the record date (the "Record Date") for determining the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 15,634,160 issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, held by approximately 1,130 Stockholders. As of the Record Date, the only outstanding voting security of the Company is Common Stock. As a Stockholder as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

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--------------------------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Four nominees are standing for election as directors on the Board to hold office until the next annual meeting of Stockholders is held and their successors are duly elected and qualified. All of the nominees are current directors of the Company standing for re-election and were previously elected by the Stockholders. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. In the election of directors, those nominees receiving the greatest number of votes shall be elected, even if such votes do not constitute a majority. Certain information regarding each nominee follows. Each nominee has consented to being named in the proxy statement and to serve if elected.

INFORMATION ON DIRECTORS AND NOMINEES

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                DIRECTOR
NAME AND AGE          AGE   PRINCIPAL OCCUPATION                                 SINCE
----------------------------------------------------------------------------------------
Henry E. Gemino       57    Chief Executive Officer, Chief Financial Officer,    1988
                            Profile Technologies, Inc.

Murphy Evans          76    President, Profile Technologies, Inc.                1994

Charles Christenson   78    Professor Emeritus                                   1999
                            Harvard Graduate School of Business Administration

Richard L. Palmer     64    President, Richard L. Palmer, P.C.                   2007


     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     Henry E. Gemino. Mr. Gemino, a co-founder of the Company, has served as a director and the Chief Financial Officer of the Company since 1988. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1994 Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses and as President and Director of Falco Enterprises, Inc., Arran Corporation, Spring Hill Homes, Inc. and Spring Hill Water Co., none of which are reporting companies under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. Professor Christenson served as a director of KENETECH Corporation from 1981-2001 and also serves as a director of Boston Baroque, Inc., a not-for-profit organization performing and recording music of the Baroque and Classical periods.

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

     Richard L. Palmer. Mr. Palmer has served as a director of the Company since 2007. He has been a practicing attorney since 1972 with a primary emphasis on litigation. He received his undergraduate degree from Texas Tech University in 1966 and his Doctor of Jurisprudence degree from Texas Tech University in 1972. Mr. Palmer is licensed to practice in Texas State courts, U.S. District Courts for the Northern, Western and Southern Districts of Texas, and the U.S. Fifth Circuit Court of Appeals.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Company's Board of Directors determines the non-employee directors' compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

     o Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of Profile Technologies' size and scope;

     o Compensation should align the directors' interests with the long-term interests of Stockholders; and

     o Compensation should assist with attracting and retaining qualified directors.

     The Company does not pay director compensation to directors who are also employees of the Company.

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. Directors are entitled to participate in, and have been issued options under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees until the Company has sufficient resources to pay such fees. As of June 30, 2008, the Company owed $144,000 in deferred directors' fees. On March 18, 2002, the Board approved a conversion right on all directors' fees deferred as of March 18, 2002 (the "Directors' Conversion Right"). Pursuant to the Directors' Conversion Right, directors may elect to convert $1.00 of directors' fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. As of June 30, 2008, deferred directors' fees subject to the Directors' Conversion Right were $9,000, resulting in the potential issuance of 18,000 options under the terms described above. To date, none of the directors have elected to exercise their Directors' Conversion Right.

     In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid to non-employee directors during the fiscal year ended June 30, 2008:

                           Fees
                         Earned or
                          Paid in            Stock
Name                   Cash ($) (1)     Awards ($) (2)    Total ($)
-------------------------------------------------------------------

Charles Christenson      $ 12,000          $ 72,150       $ 84,150
Richard Palmer (3)         10,000            76,350         86,350

-------------------------------------------------------------------

(1) The amounts in this column represent the monthly cash meeting fee earned by or paid to the Company's non-employee directors for service during the fiscal year ended June 30, 2008.

(2) This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008 in accordance with FAS 123R for stock option awards. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options, see Note 4 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2008. The grant date fair value computed in accordance with FAS 123R was the same as that reported in the table above. The stock options were fully vested upon grant.

(3) Mr. Palmer was nominated by the Board on August 20, 2007 to fill the vacancy on the Board created by the death of Mr. Krivsky. Effective September 1, 2007, Mr. Palmer began receiving the non-employee director's fee of $1,000 per month.

BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2008, the Board held a total of fifteen meetings. All members of the Board attended at least 75% of all meetings of the Board and all meetings held by all committees of the Board on which he served.

Audit Committee.

     The Board maintains an Audit Committee composed of Charles Christenson and Richard Palmer. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached as Appendix B to the Company's proxy statement for the 2004 annual meeting. The Audit Committee held four meetings during the fiscal year ended June 30, 2008.

     The Board has determined that based on his experience and knowledge in financial and auditing matters Dr. Christenson is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. Dr. Christenson meets the standards of independence under the applicable Financial Industry Regulatory Authority ("FINRA") listing standards.

     Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit.

Compensation Committee.

     The Board has a Compensation Committee composed of Murphy Evans and Richard Palmer. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee did not hold any meetings during the year ended June 30, 2008.

Nominating Committee.

     The Board does not have a standing nominating committee. The Company does not maintain a policy for considering nominees. The Board must consist of at least two independent directors. Director nominees are recommended, reviewed and approved by the entire Board. The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

     While the Board is solely responsible for the selection and nomination of directors, the Board may consider nominees recommended by Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030 that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Stockholder Communications to the Board.

     The Board has established a process for Stockholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.

Legal Proceedings.

     There are no material proceedings to which any director, officer, or affiliate of the issuer, any owner of record or beneficial owner of more than five percent of any class of voting securities of the small business issuer, or security holder, is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

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                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 25, 2008 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

                                                                          Amount of Common         Percent
Name and Address of Beneficial Owner     Positions and Offices Held       Stock Ownership(1)       of Class(1)
--------------------------------------------------------------------------------------------------------------
Henry E. Gemino                         Chief Executive Officer, Chief       1,765,433(2)           11.29%
5 Strickland Place                      Financial Officer, Director
Manhasset, NY 11030

Murphy Evans                            President, Director                  5,583,334(3)           35.71%
204 Railroad Street
P.O. Box 688
Laurinburg, NC 28532

Philip L. Jones                         Executive Vice President              408,286(4)             2.61%
203 Beaver Road
Sewickley, PA  15143

Robert C. Geib                          Chief Operating Officer                37,500(5)             0.24%
21 Warren Court
Sparta, NJ  07871

Charles Christenson                     Director                              610,666(6)             3.91%
1 Chauncy Lane
Cambridge, MA 02238

Richard L. Palmer                       Director                              176,300(7)             1.13%
3316 88th Street
Lubbock, TX  79423

Gale and Sonya Burnett                  Stockholder                           828,000(8)             5.30%
9191 Northwood Rd.
Lynden, WA 98264

All Directors and Officers as a Group                                        8,581,519(9)           54.89%
(6 persons)

----------
(1) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 15,634,160 shares of Common Stock issued and outstanding on a fully diluted basis as of September 25, 2008. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 6,000 shares held by the wife of Mr. Gemino, includes warrants to purchase 300,000 shares of the Company's common stock, and options to purchase 985,000 shares of the Company's common stock, 155,000 of which are held by the wife of Mr. Gemino.

(3) Includes 30,000 shares held by the wife of Mr. Evans, 391,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans, 230,500 shares held by L&S Holding Co., a company controlled by Mr. Evans, 210,000 shares held by Arran Corporation, a company controlled by Mr. Evans, and 750,000 shares held by EnviroResources, LLC, a company controlled by Mr. Evans. Also includes warrants to purchase 2,545,000 shares of the Company's common stock, 305,000 of which are held in the name of Falco Enterprises, Inc., 205,000 in the name of L&S Holding Co., and 210,000 in the name of Arran Corporation. Also includes options to purchase 450,000 shares of the Company's common stock.

(4)  Includes options to purchase 385,000 shares of the Company's common stock.

(5)  Represents options to purchase 37,500 shares of the Company's common stock.

(6) Includes warrants to purchase 50,000 shares of the Company's common stock and options to purchase 415,000 shares of the Company's common stock.

(7)  Includes options to purchase 65,000 shares of the Company's common stock.

(8) Represents 578,000 shares held by the wife of Mr. Burnett and options to purchase 250,000 shares of the Company's common stock.

(9) Assumes exercise of all warrants and options exercisable within 60 days that are owned by all officers and directors.

EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

     Name              Age                  Position Held With Company
     ----              ---                  --------------------------
Henry E. Gemino        57       Chief Executive Officer, Chief Financial Officer
Murphy Evans           76                    Chairman and President
Philip L. Jones        66                   Executive Vice President
Robert C. Geib         37                    Chief Operating Officer

     Philip L. Jones has been serving as Executive Vice President since September 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     Robert C. Geib has been serving as the Company's Chief Operating Officer since September 2007. Prior to joining the Company, Mr. Geib was the Director of Operations Services for the Northeast Gas Association in New York, NY. His duties included oversight of programs and projects relating to pipeline integrity and security, and he served as liaison between the association's member companies and federal and state regulators. Prior to this, from 1999 to 2005, Mr. Geib worked at Southwest Gas Corporation in Las Vegas, NV as a supervisor and a distribution engineer. While there, his duties included the development of the corporate pipeline integrity program and supervising the implementation of new technologies for pipeline inspection and pipeline risk algorithms. Mr. Geib holds a B.S. in electronics engineering.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.

EXECUTIVE COMPENSATION

Employment Contracts.

     On August 20, 2007, the Board elected Robert C. Geib as the Company's Chief Operating Officer, effective September 4, 2007. Mr. Geib's annual base salary was set by the Board at $115,000. In addition, the Board agreed to grant Mr. Geib on September 4, 2007 an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 to grant him an additional option to purchase 50,000 shares of common stock. The exercise prices of the grants on September 4, 2007 and March 4, 2008, were $1.05 and $1.13 per share, the closing price of the common stock on the date of grant, or, if the Company's stock was not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested.

Summary Compensation Table
--------------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and Chief Financial Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year ended June 30, 2008 whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                        Year                                       Option        Non-Equity
Name and Principal     Ended                                     Awards ($)    Incentive Plan
     Position         June 30,      Salary ($)       Bonus ($)      (5)       Compensation ($)   Total ($)
----------------------------------------------------------------------------------------------------------
 Henry E. Gemino,       2008      $120,000 (1),(2)      $-        $111,000           $-          $231,000
 Chief Executive
Officer and Chief       2007       120,000 (1),(2)       -         277,200            -           397,200
Financial Officer
                        2006       120,000 (1),(2)     5,000          -               -           125,000
----------------------------------------------------------------------------------------------------------
  Murphy Evans,         2008        30,000 (1),(3)       -         111,000            -           141,000
    President
                        2007             - (1),(3)       -         177,100            -           177,100

                        2006             - (1),(3)       -             -              -              -
----------------------------------------------------------------------------------------------------------
 Robert C. Geib,        2008        95,833 (4)           -          16,625 (4)        -           112,458
 Chief Operating
     Officer

----------
(1) Due to the Company's need for cash, the Company has deferred compensation owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all deferred wages due to officers as of March 18, 2002 (the "Officers' Conversion Right"). Pursuant to the Officers' Conversion Right, officers may elect to convert $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. Pursuant to the Officers' Conversion Right, as of June 30, 2008, the Company owed Mr. Gemino and Mr. Evans $11,500 and $20,500, resulting in the potential issuance of 23,000 and 41,000 options under the Officers' Conversion Right terms described above. To date, Mr. Gemino and Mr. Evans have not elected to exercise their Officers' Conversion Right.

(2) The Company did not defer any salary payments owed to Mr. Gemino during the years ended June 30, 2008, 2007 and 2006. As of June 30, 2008 total deferred compensation owed to Mr. Gemino was $184,600.

(3) In November 2007, the Board approved that Mr. Evans receive a monthly salary of $4,000 of which $2,000 be paid in cash and the remaining $2,000 be deferred until the Company has significant resources to repay any deferred amounts. During the year ended June 30, 2008, the Company deferred $14,000. As of June 30, 2008 total deferred compensation owed to Mr. Evans was $46,500.

(4) On August 20, 2007, the Board elected Robert C. Geib as the Company's Chief Operating Officer, effective September 4, 2007. Mr. Geib's annual base salary was set by the Board at $115,000. In addition, the Board agreed to grant Mr. Geib on September 4, 2007 an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 to grant him an additional option to purchase 50,000 shares of common stock. The exercise prices of the grants on September 4, 2007 and March 4, 2008, were $1.05 and $1.13 per share, the closing price of the common stock on the date of grant, or, if the Company's stock was not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested.

(5) This column reflects the dollar amount recognized for financial statement reporting purposes in accordance with applicable SEC rules and guidance and FAS 123R for stock options and warrants, which may include amounts from awards made in and prior to the years shown. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options and warrants, see Note 4 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2008. Prior to January 1, 2006, the Company accounted for stock-based awards under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related Interpretations, as permitted by SFAS 123. In accordance with APB 25, no compensation expense was required to be recognized for stock options granted that had an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

Grants of Plan-Based Awards
---------------------------

     The following table sets forth information regarding stock options granted to our Named Executive Officers during the fiscal year ended June 30, 2008. The Company does not have any performance-based equity incentive award or non-equity incentive plans and has therefore omitted the corresponding columns.

                                             All Other Option Awards:     Exercise or Base   Grant Date Fair
                                             Number of Shares of Stock    Price of Option    Value of Option
           Name                Grant Date          or Units (#)            Awards ($/Sh.)     Awards ($)(3)
------------------------------------------------------------------------------------------------------------
Henry E. Gemino                 11/16/07            100,000 (1)                $1.32             $111,000
Chief Executive Officer and
Chief Financial Officer

Murphy Evans                    11/16/07            100,000 (1)                 1.32              111,000
President

Philip L. Jones                 11/16/07             50,000 (1)                 1.20               55,500
Executive Vice President

Robert C. Geib                   9/4/07              50,000 (2)                 1.05               44,000
Chief Operating Officer         11/16/07             25,000 (1)                 1.20               27,750
                                 3/4/07              50,000 (2)                 1.13               45,000


----------
(1)  Consists of options that expire in November 2017.

(2) Pursuant to Mr. Geib's employment contract, on September 4, 2007 the Board granted Mr. Geib an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 granted him an additional option to purchase 50,000 shares of common stock.
     The exercise prices of the grants on September 4, 2007 and March 4, 2008, were $1.05 and $1.13 per share, the closing price of the common stock on the date of grant, or, if the Company's stock was not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested. The options expire five years from the date of grant.

(3) The grant date fair value of these options and warrants was determined in accordance with FAS 123R, using a Black-Scholes option pricing model. For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options and warrants, see Note 4 to the Profile Technologies, Inc. Financial Statements contained in the Company's Form 10-KSB for the fiscal year ended June 30, 2008. The grant date fair value computed in accordance with FAS 123R was the same as that reported in the table above.

Outstanding Equity Awards at Fiscal Year-End
--------------------------------------------

     The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executives and which remained outstanding as of June 30, 2008.

                                Option Awards               Option Awards
                             Number of Securities        Number of Securities
                            Underlying Unexercised      Underlying Unexercised     Option Exercise
          Name                   Options (#)                 Options (#)              Price ($)        Option Expiration
                                 Exercisable                Unexercisable                                    Date
------------------------- --------------------------- --------------------------- ------------------ ----------------------

Henry E. Gemino                     20,000                        -                     0.70               12/15/08
                                   600,000                        -                     1.16                2/15/15
                                    50,000                        -                     1.21               12/12/15
                                    60,000                        -                     0.95               11/12/16
                                   100,000                        -                     1.32               11/15/17

Murphy Evans                        20,000                        -                     0.70               12/15/08
                                   200,000                        -                     1.16                2/15/15
                                    50,000                        -                     1.21               12/12/15
                                    80,000                        -                     0.95               11/12/16
                                    100,00                        -                     1.32               11/15/17

Philip L. Jones                     20,000                        -                     0.70               12/15/08
                                   200,000                        -                     1.16                2/15/15
                                    50,000                        -                     1.12               12/12/15
                                    65,000                        -                     0.86               11/12/16
                                    50,000                        -                     1.20               11/15/17

Robert C. Geib                      25,000                        -                     1.20               11/15/17
                                      -                       50,000 (1)                1.05                9/3/12
                                      -                       50,000 (1)                1.13                3/3/12


                                       13

----------
(1) Pursuant to Mr. Geib's employment contract, on September 4, 2007 the Board granted Mr. Geib an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 granted him an additional option to purchase 50,000 shares of common stock. The exercise prices of the grants on September 4, 2007 and March 4, 2008, were $1.05 and $1.13 per share, the closing price of the common stock on the date of grant, or, if the Company's stock was not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested. The options expire five years from the date of grant.

Option Exercises
----------------

     During the fiscal year ended June 30, 2008 none of the Named Executives exercised any stock options.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

     The Board is proposing an amendment to Paragraph 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, of the Company from 35,000,000 shares of common stock to 40,000,000 shares of common stock (the "Amendment") for approval by the Stockholders. A copy of the form of the Amendment is attached to this proxy statement as Appendix A.

     The Board believes that the flexibility provided by the increase in the authorized shares of common stock, which will permit the Board, in its discretion, to issue or reserve additional shares of common stock without the delay or expense of a meeting of Stockholders, is in the best interests of the Company and the Stockholders. Shares of common stock may be used for general corporate purposes, including possible financing activities. Possible financing activities might include raising additional capital funds through offerings of shares of the common stock. The Board has no current plan, understanding or arrangement to issue any of the additional shares of common stock.

     The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the authorized common stock of the Company also may have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Company's Certificate of Incorporation and Bylaws having an anti-takeover effect.

     Holders of the Company's common stock are entitled to one vote for each share held on all matters submitted to a Stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the common stock representing a majority of the voting power of the capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of Stockholders. A vote by the holders of a majority of the outstanding shares of common stock is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

     Holders of common stock are entitled to share in all dividends that the Board, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

     The Board adopted the Amendment on July 10, 2008 and is seeking approval by the Stockholders through this proxy solicitation.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
               ADOPTION OF THE 2008 STOCK OWNERSHIP INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Board is proposing approval and adoption of the 2008 Stock Ownership Incentive Plan ("2008 Stock Plan") by the Stockholders. A copy of the 2008 Stock Ownership Incentive Plan is attached to this proxy statement as Appendix B.

     On November 16, 1998, the Stockholders approved and adopted the Profile Technologies, Inc. 1999 Stock Plan (the "1999 Stock Plan"). In accordance with
Section 17 of the 1999 Stock Plan, no incentive stock options may be granted more than ten years after the 1999 Stock Plan's effective date. Upon adoption of the 2008 Stock Plan by the Stockholders the Company will no longer grant stock options under the 1999 Stock Plan.

     The 2008 Stock Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employee and consultants, and to promote the success of the Company's business.

     The Board believes that adopting the 2008 Stock Plan will permit the Board, in its discretion, to make additional grants of stock options without the delay or expense of a meeting of Stockholders, and is in the best interests of the Company and the Stockholders. Stock options may be granted as compensation to consultants for performance of services or in recognition of the ongoing efforts by employees, executives and Board members.

     The issuance of any additional stock options may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the number of stock options authorized for grant may also have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company.

     The Board approved and adopted the 2008 Stock Plan on July 10, 2008 and is seeking approval by the Stockholders through this proxy solicitation. Stockholder approval is necessary to permit the 2008 Stock Plan to qualify as an incentive stock option plan under applicable provisions of the Internal Revenue Code. The affirmative vote of the holders of a majority of the shares present at the meeting (in person or by proxy) is required for approval.

Each of the directors and executive officers of the Company is eligible to participate in, and receive awards through the 2008 Stock Plan.

Description of the 2008 Stock Plan

     Under the 2008 Stock Plan, the Board may grant stock options, which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Incentive Stock Options"), non-qualified stock options (the "Non-Qualified Stock Options"), and restricted stock (the "Restricted Stock").

     The 2008 Stock Plan reserves a total of 3,500,000 shares of the Company's common stock (the "Shares") for issuance thereunder. The total number of Shares for which Awards may be granted under the 2008 Stock Plan shall not exceed a number of shares which is equal to 30% of the outstanding shares of the Company, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote.

     If a stock option granted under the 2008 Stock Plan expires or becomes unexercisable without having been exercised in full, the unpurchased Shares shall become available for future grant or sale under the 2008 Stock Plan (unless the 2008 Stock Plan has terminated); provided, however that Shares that have actually been issued under the 2008 Stock Plan shall not be returned to the 2008 Stock Plan and shall not become available for future distribution under the 2008 Stock Plan.

     If a Share that has been granted as Restricted Stock is forfeited, such Share shall become available for future grant or sale under the 2008 Stock Plan (unless the 2008 Stock Plan has been terminated).

     The following is a description of the material provisions of the 2008 Stock Plan. The description of the 2008 Stock Plan is qualified in its entirety by reference to the complete 2008 Stock Plan document, attached as Appendix B to this Proxy Statement.

     Administration
     --------------

     The 2008 Stock Plan may be administered by different committees of Directors appointed by the Board (the "Committee") with respect to different groups of employees, directors or consultants ("Service Providers"). In the absence of such committee's appointment, the Board will administer the 2008 Stock Plan. The Committee or Board (the Administrator") has the authority, in its discretion to determine the Service Providers to whom stock options or Restricted Stock shall be granted, the number of shares of common stock to be optioned to each, the exercise price of the stock options and the time when such options shall become exercisable, the amount (if any) of the consideration to be paid by a Service Provider in respect of a grant of Restricted Stock, any vesting acceleration or waiver of forfeiture restrictions with respect to grants, and any restriction or limitation regarding any grant or the shares of common stock relating thereto. The Committee or Board may make all other determinations deemed necessary or advisable for administering the 2008 Stock Plan.

     Stock Options
     -------------

     The per share exercise price of for each stock option shall be determined by the Administrator and will never be below fair market value on the date of grant. If at the time an Incentive Stock Option or Non-Qualified Stock Option is granted, the optionee owns more than 10% of the voting power of all classes of the Company's stock or any Parent or Subsidiary, the per share exercise price for any Incentive Stock Option must be at least 110% of fair market value per share on the date of grant.

     The Administrator may determine the term of each stock option granted, which term may not exceed ten years from the date of grant. In the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns more than 10% of the voting power of all classes of the Company's stock or any Parent or Subsidiary, the term of the Incentive Stock Option may not exceed five years from the date of grant.

     To the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such stock options will be treated as Non-Qualified Stock Options.

     The period within which the stock option may be exercised and the conditions which must be satisfied before the stock option may be exercised is determined by the Administrator. The Administrator shall also fix the number of shares granted under the stock option. Notwithstanding the foregoing, the optionee has the right to exercise the stock options at the rate of at least 20% over five years from the date of grant, subject to reasonable conditions such as continued employment, at the discretion of the Administrator.

     No shares of common stock will be issued or delivered to an optionee until the Company receives full payment of the option exercise price. The number of shares of common stock deliverable with respect to each payment of the option exercise price is subject to appropriate adjustment upon any stock split or combination of shares, or upon any stock dividend. Upon the occurrence of any corporate merger, consolidation, sale of all or substantially all of the Company's assets, or other reorganization, or a liquidation, any optionee holding an outstanding option, regardless of the current status of its exercisability, is entitled to exercise his option in whole or in part and to receive upon the exercise those shares, securities, assets, or payment which the optionee would have received if the optionee had exercised the option prior to such occurrence and had been a stockholder of the Company with respect to such common stock.

     Indemnification
     ---------------

     No member of the Board or any of the Committees administering the 2008 Stock Plan are held liable for any action or determination made with respect to the 2008 Stock Plan or any grant thereunder.

     Duration, Amendment and Termination
     -----------------------------------

     The Board may amend, alter, suspend or terminate the 2008 Stock Plan without Stockholder approval or ratification, unless required to comply with applicable laws, at any time or from time to time, Unless sooner terminated, the 2008 Stock Plan will terminate on November 17, 2018. No change may be made that increases the total number of shares of common stock reserved for issuance under the 2008 Stock Plan unless such change is authorized by our Stockholders. An amendment, alteration, suspension or termination of the 2008 Stock Plan will not, without the written consent of the optionee, adversely affect an optionee's rights under a previously granted stock option.

     Transferability of Awards
     -------------------------

     Stock options shall not be transferable except by will or by the laws of descent and distribution.

   THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2008 STOCK OWNERSHIP
                                 INCENTIVE PLAN.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial stockholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest to certain Stockholders of the Company, 1 1/4% of which was assigned to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Stockholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Stockholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

SECTION 16(a): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC. Based on a review of such reports and information provided to the Company, the Company believes that during the most recent fiscal year the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a), except that three Form 4s were not filed within the reporting time frame required by the SEC.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board selected Peterson Sullivan PLLC ("Peterson Sullivan") as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2008. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of Peterson Sullivan will be present via telephone at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions submitted to the Secretary of Profile Technologies in advance of the Annual Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered to the Company by Peterson Sullivan for the years ended June 30, 2008 and 2007 were as follows:

                                      Year Ended        Year Ended
                                     June 30, 2008     June 30, 2007
                                     -------------     -------------
           Audit Fees                   $35,600           $34,500
           Audit-related Fees              -                 -
           Tax Fees                        -                 -
           All Other Fees                  -                 -
           TOTAL                         $35,600          $34,500


   Audit Fees

     Audit Fees consisted of fees related to the audit of the Company's annual financial statements for the years ended June 30 2008 and 2007, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for those years.

AUDIT COMMITTEE PRE-APPROVAL POLICY

     Generally, the Audit Committee must approve all audit and non-audit services to be provided to the Company. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The Audit Committee approved 100% of the Audit Fees for the years ended June 30, 2008 and 2007.

     The Audit Committee shall not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Company by the independent registered public accounting firm, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as the aggregate amount of all such permissible non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid to the Company's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to the Company.

AUDIT COMMITTEE REPORT

     The Board maintains an Audit Committee composed of Charles Christenson and Richard Palmer who have been found by the Board of Directors to be both independent and financially literate as required by the listing standards of FINRA. In addition, based on his experience and knowledge in financial and auditing matters, the Board has determined that Dr. Christenson is an Audit Committee Financial Expert under the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors.

     As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors and reviews reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

     The Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended June 30, 2008, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review of the financial statements, discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended June 30, 2008, for filing with the SEC

                                            Audit Committee


                             /s/ Charles Christenson     /s/ Richard Palmer
                             -----------------------     ------------------
                             Charles Christenson         Richard Palmer




STOCKHOLDER PROPOSALS

     Stockholders who wish to include a proposal in the Company's proxy statement for the 2009 annual meeting must deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2009. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in the Company's proxy materials. Except for stockholder proposals to be included in the Company's proxy statement, the deadline for nominations for director or other proposals made by a Stockholder is five days before the date of the 2009 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

ANNUAL REPORT ON FORM 10-KSB; DELIVERY TO STOCKHOLDERS SHARING ADDRESS

     The Company will provide Stockholders with a copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 simultaneously with delivery of the Definitive Proxy Statement. You may obtain additional copies of the Annual Report, without charge, by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a Stockholder at a shared address to which a single copy was sent. If you are a Stockholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to our Chief Executive Officer at the address noted above.

FINANCIAL INFORMATION

     We intend to incorporate by reference our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 with the filing of the Definitive Proxy Statement.

COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's transfer agent, Continental Stock Transfer & Trust Company, in the enclosed addressed, postage paid envelope.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Henry E. Gemino
                                            -------------------
                                            Henry E. Gemino
                                            Chief Executive Officer



October 20, 2008

                                   APPENDIX A
                                   ----------

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                 PROFILE TECHNOLOGIES, INC. INCREASING NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     Profile Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Profile Technologies, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the Stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Paragraph 4 of the Company's Certificate of
     Incorporation shall be deleted in its entirety and replaced with the following:

          The total number of shares of stock which the corporation shall have the authority to issue is 40,000,000 shares of common stock, $0.001 par value.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the Stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 243 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Profile Technologies, Inc. has caused this certificate to be signed by Philip L. Jones, its Secretary, this 20th day of October, 2008.

                                            PROFILE TECHNOLOGIES, INC.


                                               /s/ Philip L. Jones
                                               -------------------
                                               Philip L. Jones
                                               Secretary

                                   APPENDIX B
                                   ----------

                           PROFILE TECHNOLOGIES, INC.
                       2008 STOCK OWNERSHIP INCENTIVE PLAN

1.   Establishment; Purposes.

     (a) Establishment of the Plan. Profile Technologies, Inc., a Delaware corporation (the "Company"), hereby establishes this stock option plan to be known as the Profile Technologies, Inc. 2008 Stock Ownership Incentive Plan (the "2008 Plan"). The 2008 Plan was duly adopted by the Board of Directors of the Company (the "Board") on July 10, 2008 (the "Effective Date").

     (b) Purposes of the 2008 Plan. The purposes of this 2008 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business.

     (c) Types of Awards. Options granted under the 2008 Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock may also be granted under the 2008 Plan.

2.   Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the 2008 Plan, in accordance with Section 4 of the 2008 Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock ownership plans under U.S. state corporate laws, rules and regulations, U.S. federal and state securities laws, rules and regulations, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the 2008 Plan.

     (c)  "Award" means an Option or Restricted Stock granted under the 2008
          Plan.

     (d) "Award Agreement" means an Option Agreement or a Restricted Stock Agreement.

     (e) "Awardee" means the holder of an outstanding Option or Restricted Stock Award granted under the 2008 Plan.

     (f)  "Board" means the Board of Directors of the Company.

     (g) "Cause" means, unless otherwise defined for a particular Awardee in an Award Agreement or in an employment agreement between the Company and such Awardee which addresses the effect of a termination for Cause (as therein defined) on benefits hereunder:

          (i) an Awardee's commission of a felony or other crime involving fraud, dishonesty or moral turpitude;

          (ii) an Awardee's willful or reckless misconduct in the performance of the Awardee's duties;

         (iii) an Awardee's habitual neglect of duties; provided, however that the Awardee is given at least ten (10) days prior written notice of such habitual neglect and the opportunity to cure any curable neglect; or

          (iv) an Awardee's breach or violation of any agreement between the Awardee and the Company, including but not limited to any noncompetition, nonsolicitation, or nondisclosure undertaking, or of any Company policy; provided, however, that for purposes of clauses (ii) and (iii), Cause shall not include bad judgment or negligent acts not amounting to habitual neglect of duties. An Awardee who agrees to resign his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

     (h) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations and rulings thereunder.

     (i) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     (j)  "Common Stock" means the common stock, no par value, of the Company.

     (k)  "Company" means Profile Technologies, Inc., a Delaware corporation.

     (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

     (m)  "Director" means a member of the Board.

     (n)  "Disability" means total and permanent disability as defined in
          Section 22(e)(3) of the Code.

     (o) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee for the purposes of this 2008 Plan in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety
          (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any regulations and rulings thereunder.

     (q) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system its Fair Market Value shall be the closing sales price for such stock on the date of determination. If the common stock is not traded on the date of determination, its Fair Market Value shall be the closing sales price as quoted on such exchange or system on the first day of active market trading following each respective grant determination. The closing sales price shall be determined as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

         (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (t) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Award grant. The Notice of Grant is part of the Award Agreement.

     (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

     (v)  "Option" means a stock option granted pursuant to the 2008 Plan.

     (w) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (x)  "Optioned Stock" means the Common Stock subject to an Option.

     (y) "Optionee" means the holder of an outstanding Option granted under the 2008 Plan.

     (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (aa) "2008 Plan" means this 2008 Stock Ownership Incentive Plan, as amended from time to time.

     (bb) "Restricted Stock" means Shares granted under the terms and conditions of Section 9.

     (cc) "Restricted Stock Agreement" means an agreement between the Company and an Awardee evidencing the terms and conditions of an individual Restricted Stock grant. The Restricted Stock Agreement is subject to the terms and conditions of the 2008 Plan.

     (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the 2008 Plan.

     (ee) "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

     (ff) "Section 16(b)" means Section 16(b) of the Exchange Act.

     (gg) "Securities Act" means the Securities Act of 1933, as amended, and any regulations and rulings thereunder.

     (hh) "Service Provider" means an Employee, Director or Consultant.

     (ii) "Share" means a share of the Common Stock of the Company, as adjusted in accordance with Section 10 of the 2008 Plan. No other type of stock of the Company other than Common Stock of the Company shall be issued under any Option under the 2008 Plan. A Share awarded under the 2008 Plan can only be stock of the corporation that the Service Provider or Employee directly provides services for, or its Parent.

     (jj) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Shares Subject to the 2008 Plan. Subject to the provisions of Section 10 of the 2008 Plan, the maximum aggregate number of Shares which may be awarded and sold under the 2008 Plan is 3,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. The total number of Shares for which Awards may be granted under the 2008 Plan shall not exceed a number of shares which is equal to thirty percent (30%) of the outstanding shares of the Company, unless a percentage higher than thirty percent (30%) is approved by at least two-thirds (2/3) of the outstanding shares entitled to vote.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the 2008 Plan (unless the 2008 Plan has terminated); provided, however, that Shares that have actually been issued under the 2008 Plan shall not be returned to the 2008 Plan and shall not become available for future distribution under the Plan.

     If a Share that has been granted as Restricted Stock is forfeited, such Share shall become available for future grant or sale under the 2008 Plan (unless the 2008 Plan has been terminated).

4.   Administration of the 2008 Plan.

     (a)  Procedure.

          (i) Multiple Administrative Bodies. The 2008 Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the 2008 Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

         (iii) Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the 2008 Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the 2008 Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine type of Awards (i.e., Options and/or Restricted Stock) to be granted hereunder;

          (ii) to determine the Fair Market Value;

          (iii) to select the Service Providers to whom Awards may be granted;

          (iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (v)  to approve forms of agreement for use under the 2008 Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, an Option's price, the time or times when Options may be exercised (which may be based on performance criteria), the amount (if any) of the consideration to be paid by a Service Provider in respect of a grant of Restricted Stock, any vesting acceleration or waiver of forfeiture restrictions with respect to Awards, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

         (vii) to construe and interpret the terms of the 2008 Plan and Awards granted pursuant to the 2008 Plan;

        (viii) to prescribe, amend and rescind rules and regulations relating to the 2008 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (ix) to modify or amend each Award (subject to Section 12(c) of the 2008 Plan);

          (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

         (xii) to cancel any unexpired or unpaid Options if at any time the Administrator determines the Optionee is not in compliance with the terms and conditions (including, but not limited to any noncompete or nonsolicitation provisions) of the Option Agreement related to such Options; and

        (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Awardees and any other holders of Awards. No member of the Board or of any of the Committees administering the 2008 Plan shall be liable for any action or determination made with respect to the 2008 Plan or any grant thereunder.

5. Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. All directors of the Company who are not employees of the Company shall automatically receive Nonstatutory Stock Options.

6. Restrictions on Share Transferability. The Administrator may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

7. Term of 2008 Plan. Subject to Section 17 of the Plan, the 2008 Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 12 of the Plan.

8.   Options.

     (a) Designation As Either An ISO or As A Nonstatutory Stock Option; $100,000 Limitation. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Option Term. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     (c) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, will never be below Fair Market Value and subject to the following:

          (i)  In the case of an Incentive Stock Option,

               (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant and in the case of an Employee who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

     (d) Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. The Administrator shall also fix the number of shares under the Option, subject to Section 10 of the 2008 Plan. Notwithstanding the foregoing, Optionees shall have the right to exercise Options at the rate of at least twenty percent (20%) over five (5) years from the date of grant, subject to reasonable conditions such as continued employment, at the discretion of the Administrator.

     (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

          (i)  cash;

          (ii) check;

         (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the 2008 Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee;

         (vii) any combination of the foregoing methods of payment; or

        (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

               In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.

     (f) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the 2008 Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of any Option granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option,
          (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) any other written representations, covenants, and undertakings that the Company may prescribe in the Option Agreement. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the 2008 Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the 2008 Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the 2008 Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (g) Notification under Code Section 83(b). If the Optionee, in connection with the exercise of any Option, makes the election permitted under
          Section 83(b) of the Code to include in such Optionee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Optionee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Administrator may, in connection with the grant of an Option or at any time thereafter prior to such an election being made, prohibit an Optionee from making the election described above.

     (h) Buyout Provisions. The Administrator may at any time offer to buy out, at a price determined at Fair Market Value at the time of such buy out, for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     (i) Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     (j) Termination of Service Provider For Cause. If a Service Provider is terminated for Cause, any unexercised Option shall terminate effective immediately upon such termination.

     (k) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement); provided, however, that the time specified in the Option Agreement shall not be less than six (6) months. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the 2008 Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the 2008 Plan.

     (l) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death; provided, however, that the time specified in the Option Agreement shall not be less than six (6) months. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the 2008 Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the 2008 Plan.

     (m) For Any Other Reason. If an Optionee ceases to be a Service Provider, other than for Cause or upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement); provided, however, that the time specified in the Option Agreement shall not be less than thirty (30) days. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the 2008 Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the 2008 Plan.

9.   Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be granted either alone or in addition to other Awards granted under the 2008 Plan. The Administrator shall determine the Service Providers to whom, and the time(s) at which grants of Restricted Stock will be made, the number of shares to be awarded to any Service Provider, the amount of the consideration (if any) that is to be paid, the time(s) within which, and the conditions under which such Restricted Stock may be subject to forfeiture, and any other terms and conditions of the Awards, in addition to those contained in this Section 9. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Each grant of Restricted Stock shall be confirmed by, and subject to the terms of a Restricted Stock Agreement.

     (b) Awards and Certificates. As a condition to the grant of Restricted Stock under the 2008 Plan, each Awardee shall execute and deliver to the Company (i) an agreement in form and substance satisfactory to the Administrator reflecting the conditions and restrictions imposed upon the Shares awarded, (ii) the consideration, if any, to be paid for the Shares, and (iii) any other written representations, covenants, and undertakings that the Administrator may prescribe in the Restricted Stock Agreement. Certificates for Shares delivered pursuant to such Awards may, if the Administrator so determines, bear a legend referring to the restrictions and the instruments to which such Shares of Restricted Stock are subject.

     (c) Form of Consideration. The consideration for Restricted Stock (if any) shall consist entirely of cash.

     (d) Notification under Code Section 83(b). If, in connection with a grant of Restricted Stock, the Awardee makes the election permitted under
          Section 83(b) of the Code to include in such Awardee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Awardee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Administrator may, in connection with the grant of Restricted Stock or at any time thereafter prior to such an election being made, prohibit an Awardee from making the election described above.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out, at a price determined at Fair Market Value at the time of such buy out, for a payment in cash, Restricted Stock previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.

     (f) Terms and Conditions. Subject to the provisions of the 2008 Plan and the applicable Restricted Stock Agreement, during a period set by the Administrator, commencing with the date of such Award (the "Restriction Period"), the Awardee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Administrator may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the Awardee or of the Company for which the Awardee is employed or such other factors or criteria as the Administrator may determine.

     (g) Rights as a Shareholder. Except as otherwise provided in this 2008 Plan and the applicable Restricted Stock Agreement, the Awardee shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends in accordance with the timing and procedures by which other shareholders receive dividends.

     (h) Termination for Cause. If a Service Provider is terminated for Cause, any Restricted Stock previously granted to the Service Provider that remains unvested as of the date of termination shall be forfeited effective immediately upon such termination.

     (i) Termination Other Than for Cause. Except as otherwise provided in the applicable Restricted Stock Agreement or as determined by the Administrator, if a Service Provider ceases to be a Service Provider other than for Cause, any Restricted Stock previously granted to the Service Provider that remains unvested as of the date of cessation shall be forfeited immediately upon such cessation.

10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
     Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the 2008 Plan but as to which no Awards have yet been granted or which have been returned to the 2008 Plan as well as the price per Share covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Share, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; provided, however, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the 2008 Plan to violate Section 422(b)(1) of the Code; provided further, that with respect to Options, no such adjustment shall be authorized to the extent such adjustment would cause the Options to become "deferred compensation" subject to Code Section 409A. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, each Option will terminate immediately prior to the consummation of such proposed action. The restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Awardee shall fully vest in the Award and, in the case of Options have the right to exercise the Option as to all of the Optioned Stock , including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and, in the case of Options, exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Awardee in writing or electronically that the Award shall be fully vested and, in the case of Options, exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock and Restricted Stock immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration for each Share of Optioned Stock or Restricted Stock subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11. Date of Grant. The date of grant of an Award shall be, for all purposes the date the Company completes the corporate action necessary to create the legally binding right constituting the Option. Notice of the determination shall be provided to each Awardee within a reasonable time after the date of such grant.

12.  Amendment and Termination of the 2008 Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the 2008 Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any 2008 Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the 2008 Plan shall impair the rights of any Awardee, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement must be in writing and signed by the Awardee and the Company. Termination of the 2008 Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the 2008 Plan prior to the date of such termination.

13.  Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Under no circumstances shall the Company be obligated to effect or maintain any registration under the Securities Act or other similar Applicable Laws.

     (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

14. No Right to Continue As A Service Provider. Neither the 2008 Plan nor any Award shall confer upon an Awardee any right with respect to continuing the Awardee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Awardee's right or the Company's right to terminate such relationship at any time, with or without Cause.

15. Inability to Obtain Authority. The inability or failure of the Company to obtain authority from any regulatory body having jurisdiction (including, without limitation, effectiveness of a registration statement under the Securities Act), which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Reservation of Shares. The Company, during the term of this 2008 Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the 2008 Plan.

17. Shareholder Approval. The 2008 Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the 2008 Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

18. No Right to Participation. No employee, director or consultant shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

19. Financial Statements. The Company shall provide Awardees with financial statements at least annually.

20. Successors. All obligations of the Company under the 2008 Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

21. Severability. If any part of the 2008 Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22. Section 409A. It not intended that any Award granted under the 2008 Plan constitute "nonqualified deferred compensation" within the meaning of
     Section 409A of the Code. Rather, it is the Company's intention that the transfer or exercise of any Award granted under the 2008 Plan will be subject to taxation pursuant to Section 83 of the Code and Treas. Reg. ss.1.83-7. Notwithstanding any provision of the 2008 Plan to the contrary,
     (i) the per share exercise price for Shares to be purchased pursuant to any Award shall never be less than the "fair market value" (determined in a manner consistent with standards of Section 409A of the Code and the guidance and regulations promulgated thereunder of one share of Common Stock on the date of the grant of the Awards, and (ii) no Award will include any feature for the deferral of compensation, other than the deferral of recognition of income until the later of exercise or disposition of the Award under Treas. Reg. ss.1.83-7, or the time the Stock, acquired pursuant to the exercise of the Award, first becomes substantially vested (as defined in Treas. Reg. ss.1.83-3(b)).

23. Governing Law. The 2008 Plan shall be construed in accordance with and governed by the laws of the State of New York.

                                  [END OF PLAN]

     Executed this 10th day of July, 2008.



                                          Profile Technologies, Inc.



                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                   APPENDIX C
                                   ----------

                             PRELIMINARY PROXY CARD
                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     I, the undersigned stockholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of September 25, 2008, at the Annual Meeting of Stockholders to be held on Monday, November 17, 2008, as directed herein.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Sockholder. If no direction is made, the proxy will be voted FOR the election of all nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. Should any other matter requiring a vote of the Stockholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.

    Please mark, sign, date and return this Proxy promptly using the enclosed addressed envelope or otherwise to Continental Stock Transfer & Trust Company,
                   17 Battery Place, New York, New York 10004.

If you do not sign and return a Proxy or attend the meeting and vote, your shares cannot be voted.


PROPOSAL 1. Election of the following Directors:

[ ]  FOR all nominees listed below (except    [ ]  WITHHOLD Authority to vote
     as marked to the contrary below)              for all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

     Henry E. Gemino
                                                 -----------------------------
     Murphy Evans
                                                 -----------------------------
     Charles Christenson
                                                 -----------------------------
     Richard L. Palmer
                                                 -----------------------------


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------

PROPOSAL 2. Adoption of the Amendment to the Company's Certificate of Incorporation increasing the authorized shares of common stock from 35,000,000 to 40,000,000:

[ ] FOR adoption of the Amendment  [ ] AGAINST Authority to vote   [ ] ABSTAIN
                                       for adoption of Amendment


--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE
     AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE
        AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 40,000,000.
--------------------------------------------------------------------------------

PROPOSAL 3. Adoption of the 2008 Stock Ownership Incentive Plan:

[ ] FOR adoption of the 2008   [ ] AGAINST Authority to vote for    [ ] ABSTAIN
    Stock Plan                     adoption of the 2008 Stock Plan


--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE 2008 STOCK OWNERSHIP INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF STOCK OPTIONS
        COMMITTING UP TO 3,500,000 SHARES OF THE COMPANY'S COMMON STOCK.
--------------------------------------------------------------------------------


Signature(s)____________________ Signature(s)___________________ Date___________

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.